First Quarter Earnings Review May 4, 2023 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (2) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022, as well as subsequent reports on Form 10-Q or Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Free Cash Flow (net cash provided by operating activities less capital expenditures), (4) Adjusted EBITDA margin on a consolidated and segment basis, and (5) net debt to Adjusted EBITDA ratio. “Special items” refers to certain gains and charges we view as extraordinary, unusual, non-recurring in nature or which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to, and they should be read together with, our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Q1 Consolidated Highlights Q1 Financial Results • Consolidated revenues of $1.0 billion, -12.4% y/y • Adjusted EBITDA1 of $111.5 million, +12.1% y/y primarily due to lower early payouts and losses compared to Q1 2022 • Non-GAAP Diluted EPS1 of $0.83, compared to $0.74 in Q1 2022 • Cash flow from operations of $105.4 million and free cash flow1 of $95.9 million, compared to $205.3 million and $188.9 million in the prior year Q1 Trends & Developments • Disciplined underwriting produced significant improvement in delinquencies and losses • Acima losses decreased 370 bps y/y • Rent-A-Center losses improved 100 bps q/q • Muted tax season resulted in lower early payouts • Maintained larger portfolio • Reduced revenue but increased gross profit margin • Signs of trade-down in application credit scores • Demand continues to be a headwind as consumers remain cautious in an uncertain macro environment • Lower applications, especially in furniture category • Acima GMV y/y comp better than internal forecast due to shift in product category 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation 3

Q1 Business Segment Highlights Rent-A-Center Acima • Segment revenues -6.5% y/y primarily due to a lower lease portfolio value and fewer early payouts • Q1 2023 ending lease portfolio value of $140.2M, -3.2% y/y improved 150 bps compared to Q4 2022 and was better than expected due to lower early payouts • Adjusted EBITDA1 margin of 15.2%, down 550 bps y/y, primarily due to the deleveraging effect of lower revenue with a fixed cost base, as well as higher loss rates • Skip / Stolen Losses: 4.8% of revenue for Q1 2023, up by 90 bps y/y primarily due to pressure on customer discretionary income • Improved sequentially by 100 bps • GMV2 -12.6% from Q1 2022 due to lower customer volume at merchant partner retail locations, and tighter underwriting • Segment revenues -19.3% y/y primarily due to a lower lease portfolio value • Skip / Stolen Losses: 8.9% of revenue for Q1 2023, 370 bps better y/y, due to underwriting adjustments made in early 2022 • Skip/stolen losses for just the virtual business were 7.7% in first quarter of 2023, which is within the 6% - 8% long-term target range • Adjusted EBITDA1 margin of 14.2% in Q1 2023 primarily due to lower early payouts driving higher yields on the portfolio and lower loss rates Note: Beginning in the first quarter of 2022, Adjusted EBITDA excludes stock-based compensation. Prior periods reflect this new calculation. 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation 2 The Company defines Gross Merchandise Volume as the retail value in U.S. dollars of merchandise acquired by the Company that is leased to customers through a transaction that occurs within a defined period, net of cancellations. 4

2023 Operational Priorities • Focus on customer base growth through new extended aisle vendors, better conversion rates from centralized operations support, and an upgraded online shopping experience • Utilize more data-driven interactions, increased personalization, and offer more convenient ways to make payments in order to improve retention rates • Invest in technology automation to simplify and improve the digital, omni- channel customer journey • Implement a new enterprise brand organization structure to establish centers of excellence • Establish strategy roadmap and objectives • Utilize shared services to leverage resources and improve performance across our businesses • Potential expansion into new products and services offering solutions outside of lease-to-own • Grow GMV by identifying opportunities for risk-adjusted growth in existing and new merchants as well as fast-growing channels/product categories • Advancement of our enterprise sales pipeline • Collection and account management improvements • Complete platform integration and synergy opportunities 5

Q1 2023 Consolidated Financial Highlights Q1 2023 $’s millions, except percentages and EPS Actual % of Total Revenue Rent-A-Center Business $485.0 47.8% Acima $483.8 47.6% Franchising $29.8 2.9% Mexico $17.4 1.7% Total Revenue $1,016.1 100.0% Adj EBITDA Margin Rent-A-Center Business $73.9 15.2% Acima $68.6 14.2% Franchising $4.8 16.1% Mexico 1.2 7.1% Corporate ($43.2) N/A Addback: Stock Based Compensation $6.2 Adjusted EBITDA1 $111.5 11.0% Non-GAAP Diluted EPS1 $0.83 Free Cash Flow1 $95.9 Q1 2023 Financial Results • Revenue: $1 billion, -12.4% y/y • Adjusted EBITDA1: $111.5 million, up $12.1 million y/y • Adjusted EBITDA1 margin: 11.0%, up 240 bps y/y • Non-GAAP Diluted EPS1: $0.83 compared to $0.74 in Q1 2022 • Free cash flow1: $95.9 million in Q1 2023 vs. $188.9 million in Q1 2022 • Cash dividend of $0.34 per share 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. 6

Rent-A-Center Business Qtr. End Portfolio Value ($M)3 Rent-A-Center Business Past Due Rates2,3 Trend Rent-A-Center Q1 Highlights Financial Results • Revenue of $485.0 million, -6.5% y/y due to a lower lease portfolio value and fewer customers electing early payouts. Same store sales -6.6%, which improved 150 bps from Q4 2022 • E-commerce was approximately 25% of Q1 2023 revenue in lease-to-own stores, compared to 23% in Q1 2022 • Skip / Stolen Losses: 4.8% of revenue, 90 bps higher y/y, due to continued pressure on customer discretionary income and savings; 100 bps improvement from Q4 2022 • Adjusted EBITDA1 margin 15.2%, down 550 bps y/y, due to lower revenue and increased loss rates, partially offset by efficiency initiatives Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation 2 Defined as the average accounts 30+ days past due as a percentage of total open leases. 3 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores. 7

Acima Loss Rate & First Payment Miss Rate Trend Acima Past Due Rates2 Trend Acima Q1 Highlights Financial Results • GMV -12.6% y/y, due to a lower number of lease applications driven by weaker customer traffic at merchant partner locations and disciplined underwriting • Q1 revenues of $483.8 million, -19.3% y/y, primarily due to a lower portfolio value that yielded less rental and fees revenues • Skip / Stolen Losses: 8.9% of revenue, down 370 bps y/y, due to underwriting improvements made in early 2022 • Adjusted EBITDA1 margin of 14.2% up 932 bps y/y, due to lower loss rates and lower early payouts increasing yields 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation 2 Defined as the average accounts 60+ days past due as a percentage of total open leases.. 8 60+ past due rates exclude exited businesses

Full Year 2023 Guidance Note: Adjusted EBITDA guidance excludes stock-based compensation of approximately $23 million for full year 2023 1 Includes Rent-A-Center Business, Acima, Mexico, Franchise and Corporate segments. 2 Adjusted EBITDA, non-GAAP diluted earnings per share and free cash flow are non-GAAP measures. Because of the inherent uncertainty related to items excluded from these non-GAAP financial measures, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort. 3 Free Cash Flow defined as net cash provided by operating activities less capital expenditures. 9 Revised outlook increases Adjusted EBITDA, EPS and free cash flow due to performance in Q1 Revised Full Year 2023 Guidance Initial Full Year 2023 Guidance Consolidated1 Low High Low High Revenues ($bn) 3.8 4.0 3.8 4.0 Adjusted EBITDA Excluding Stock Based Compensation ($millions)2 395 435 380 415 Non-GAAP Diluted EPS2 $2.70 $3.20 $2.50 $3.00 Free Cash Flow2, 3 200 235 180 215

Financial Position & Capital Allocation Financial Results • Quarterly dividend of $0.34 per share or annualized dividend of $1.36 per share • Net leverage decreased from 2.8x to 2.6x. Gross debt reduced $42.6mm in the quarter • Long-term target leverage ratio remains at 1.5x • Evaluate share repurchases on an opportunistic basis with guidance from the board of directors Balance Sheet & Liquidity ($’s millions) Q1 2023 Liquidity $558.9 Cash (unrestricted) $161.8 Revolving Credit Availability $397.1 Total Debt $1,357.6 Leverage Ratio (LTM) 2.6x Interest Coverage Ratio (LTM) 4.1x Dividend Payout Ratio (LTM) 37.9% 10

Key Takeaways 11 Cautiously optimistic outlook for 2023 • (+) Raised full year 2023 guidance for Adj. EBITDA and Adj. EPS • (+) Growing evidence that “trade-down” is occurring; should provide counter-cyclical benefits in a weaker economy • (-) Weak tax refund season could be a sign of potential weakness in consumer behavior and an increase in losses Q1 was an encouraging start to the year • Topline trends in line with expectations; Adj. EBITDA and Adj. EPS above expectations on better Acima results • Disciplined underwriting approach resulted in improvement in overall risk metrics • Lower early payouts increased gross profit and portfolio value, but cause some uncertainty on future performance Underlying fundamentals remain compelling • Our businesses have outperformed in past economic and credit downturns • Strong profitability and cash flows support a healthy balance sheet • Significant growth potential over the long term within existing and new channels Macro-economic environment remains uncertain • (-) Price levels remain high, (-) Discretionary income, (+) Strong employment • Durable goods demand pulled forward with 2020 – 2021 stimulus programs continues to be a headwind • Conditions are disproportionately affecting less affluent households: lower discretionary income, and higher costs

Appendix

Reconciliation of Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share 1 Stock compensation expense recognized during the three months ended March 31, 2023 related to Acima equity consideration includes $78.4 million attributable to the acceleration of restricted stock agreement vesting provisions, primarily related to Aaron Allred's transition from Executive Vice President of Acima to an advisory role 2 Includes amortization of approximately $14.2 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million Three Months Ended March 31, 2023 (In thousands) Gross Profit Operating (Loss) Profit (Loss) Earnings Before Income Tax Tax (Benefit) Expense Net Earnings Diluted Earnings per Share GAAP Results $ 506,264 $ (35,113) $ (62,793) $ (110,123) $ 47,330 $ 0.84 Plus: Special Items Acima equity consideration vesting(1) — 109,473 109,473 108,767 706 0.01 Acima acquired assets depreciation and amortization (2) — 18,234 18,234 18,116 118 — Legal settlement — (437) (437) (434) (3) — Legal settlement reserves — 300 300 298 2 — Discrete income tax items — — — 1,125 (1,125) (0.02) Non-GAAP Adjusted Results $ 506,264 $ 92,457 $ 64,777 $ 17,749 $ 47,028 $ 0.83

Reconciliation of Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share 1 Includes amortization of approximately $22.1 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million Three Months Ended March 31, 2022 (In thousands) Gross Profit Operating Profit (Loss) Earnings Before Income Tax Tax (Benefit) Expense Net (Loss) Earnings Diluted (Loss) Earnings per Share GAAP Results $ 546,095 $ 11,043 $ (7,882) $ (3,645) $ (4,237) $ (0.08) Plus: Special Items (Extraordinary, Unusual or Non-Recurring Gains or Charges) Acima equity consideration vesting — 36,559 36,559 10,099 26,460 0.44 Acima acquired assets depreciation and amortization (1) (2,853) 23,238 23,238 6,420 16,818 0.28 Asset disposals — 4,238 4,238 1,171 3,067 0.05 Cost savings initiatives — 2,197 2,197 607 1,590 0.03 Legal settlement reserves — 715 715 198 517 0.01 Store closure costs — 500 500 138 362 0.01 Acima transaction costs — 187 187 52 135 — Other — (339) (339) (94) (245) — Non-GAAP Adjusted Results $ 543,242 $ 78,338 $ 59,413 $ 14,946 $ 44,467 $ 0.74

Reconciliation of Operating Profit to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended March 31, 2023 (in thousands) Rent-A- Center Business Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) $68,961 $53,870 $995 $4,760 $(163,699) $(35,113) Plus: Amortization, Depreciation 4,970 427 242 38 7,204 12,881 Plus: Stock-based compensation - - - - 6,208 6,208 Plus: Special Items Acima equity consideration vesting - - - - 109,473 109,473 Acima acquired assets depreciation and amortization(1) - 14,262 - - 3,972 18,234 Legal settlement - - - - (437) (437) Legal settlement reserves - - - - 300 300 Adjusted EBITDA $73,931 $68,559 $1,237 $4,798 $(36,979) $111,546 1 Includes amortization of approximately $14.2 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $4.0 million.

Reconciliation of Operating Profit to Adjusted EBITDA (Consolidated and by Segment) Three Months Ended March 31, 2022 (in thousands) Rent-A- Center Business Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) $100,176 $9,600 $2,066 $4,790 $(105,589) $11,043 Plus: Amortization, Depreciation 6,413 582 149 37 7,348 14,529 Plus: Stock-based compensation - - - - 6,630 6,630 Plus: Special Items Acima equity consideration vesting - - - - 36,559 36,559 Acima acquired assets depreciation and amortization(1) - 19,266 - - 3,972 23,238 Asset disposals - - - - 4,238 4,238 Cost savings initiatives 116 (404) - - 2,485 2,197 Store closure costs 715 - - - - 715 Legal settlement reserve - - - - 500 500 Acima transaction costs - - - - 187 187 Other - - - - (339) (339) Adjusted EBITDA $107,420 $29,044 $2,215 $4,827 $(44,009) $99,497 1 Includes amortization of approximately $22.1 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $4.0 million.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended March 31 2023 2022 (in thousands) Amount Amount Net cash provided by operating activities $105,417 $205,291 Purchase of property assets (9,534) (16,403) Free cash flow $95,883 $188,888

Supplemental Segment Performance Details – GAAP

Supplemental Segment Performance Details – Non-GAAP